                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                       OF GP NATURAL RESOURCE PARTNERS LLC
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Corbin J. Robertson, Jr., Chief Executive Officer and Chairman of the Board of GP Natural Resource Partners LLC, the general partner of the general partner of Natural Resource Partners L.P. (the "Company"), hereby certify, to my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                   /s/ Corbin J. Robertson, Jr.
                                   -----------------------------------
                                   Name: Corbin J. Robertson, Jr.
                                   Date: March 28, 2003




         A signed original of this written statement required by Section 906 has been provided to Natural Resource Partners L.P. and will be retained by Natural Resource Partners L.P. and furnished to the Securities and Exchange Commission or its staff upon request.

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                       OF GP NATURAL RESOURCE PARTNERS LLC
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dwight L. Dunlap, Chief Financial Officer and Treasurer of GP Natural Resource Partners LLC, the general partner of the general partner of Natural Resource Partners L.P. (the "Company"), hereby certify, to my knowledge, that:

         3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                   /s/ Dwight L. Dunlap
                                   -----------------------------------
                                   Name: Dwight L. Dunlap
                                   Date: March 28, 2003






         A signed original of this written statement required by Section 906 has been provided to Natural Resource Partners L.P. and will be retained by Natural Resource Partners L.P. and furnished to the Securities and Exchange Commission or its staff upon request.